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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 2000

                              Avondale Incorporated
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Georgia                    33-68412                   58-0477150
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                        Identification No.)

         506 South Broad Street                                30655
             Monroe, Georgia
-----------------------------------------           ----------------------------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (770) 267-2226

                -------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         Avondale Incorporated announced on October 11, 2000 sales of
$826,580,000 for the fiscal year ended August 25, 2000, down 6% from fiscal 1999 sales of $880,855,000. Net income increased 229% to $33,003,000 in fiscal 2000 from $10,023,000 in fiscal 1999.

         G. Stephen Felker, Chairman, President and Chief Executive Officer remarked that "Of the twenty six years I have served our Company, this year ranks as one of the most difficult. For the third consecutive year, global supply outpaced demand, forcing primary producers, like Avondale, to aggressively seek new ways to compete. A look at the publicly reporting companies in our industry illustrates the challenge. All in our business segments are struggling. Financial restructurings are not uncommon and we see a greater variety of strategies for dealing with competition and price pressure than at any other time that I can recall.

         "Avondale did indeed compete well in 2000. In addition to a decline in raw material prices, I attribute the year's improved profitability to lower manufacturing costs generated through investment in our facilities and the successful implementation of an operating strategy for flexibility and high throughput rates. Our goal continues to be that of becoming North America's most efficient textile producer while offering customers the most flexible and responsive service available in the marketplace. I believe our record reflects good performance toward this goal.

         In the year, Avondale committed to approximately $120,000,000 in capital expenditures, more than in any one year in the history of the company.
Of that amount, approximately $39,000,00 was invested in fiscal 2000 and most of the balance will be completed in 2001. Capital improvements over the past five years have exceeded $210,000,000."

         Earnings before interest, income taxes, depreciation and amortization
("EBITDA") were $115,549,000 for fiscal 2000, compared to $93,921,000 for fiscal
1999. Debt, including accounts receivable securitization, was reduced by $39,000,000 in fiscal 2000.

         A copy of the press release relating to Avondale Incorporated's results of operations is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

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
                  99.1     Text of Press Release of Avondale Incorporated, dated October 11, 2000
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2000                       AVONDALE INCORPORATED


                                             By:/s/Jack R. Altherr, Jr.
                                                --------------------------------
                                                Jack R. Altherr, Jr.
                                                Vice Chairman and
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS

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
EXHIBIT NUMBER AND DESCRIPTION                                                              PAGE
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
99.1     Text of Press Release of Avondale Incorporated, dated
         October 11, 2000...............................................................

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